Exhibit 10.1

JOINDER AND AMENDMENT NO. 4 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This JOINDER AND AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of February 12, 2025, by and among HF FOODS GROUP INC., a Delaware corporation ("HF"), B&R GLOBAL HOLDINGS, INC., a Delaware corporation ("B&R"), RONGCHENG TRADING, LLC, a California limited liability company ("Rongcheng"), CAPITAL TRADING, LLC, a Utah limited liability company ("Capital"), WIN WOO TRADING, LLC, a California limited liability company ("Win Woo"), R & C TRADING L.L.C., an Arizona limited liability company ("R & C"), GREAT WALL SEAFOOD LA, LLC, a California limited liability company ("Great Wall"), B & L TRADING, LLC, a Washington limited liability company ("B & L"), MOUNTAIN FOOD, LLC, a Colorado limited liability company ("Mountain"), MIN FOOD INC., a California corporation ("Min Food"), MONTEREY FOOD SERVICE, LLC, a California limited liability company ("Monterey"), HAN FENG, INC., a North Carolina corporation ("Han Feng"), NEW SOUTHERN FOOD DISTRIBUTORS, INC., a Florida corporation ("NSFD"), KIRNLAND FOOD DISTRIBUTION, INC., a Georgia corporation ("Kirnland"), GREAT WALL SEAFOOD IL, L.L.C., an Illinois limited liability company ("Great Wall IL"), GREAT WALL SEAFOOD TX, L.L.C., a Texas limited liability company ("Great Wall TX"), GREAT WALL SEAFOOD VA, L.L.C., a Virginia limited liability company ("Great Wall VA"; HF, B&R, Rongcheng, Capital, Win Woo, R & C, Great Wall, B & L, Mountain, Min Food, Monterey, Han Feng, NSFD, Kirnland, Great Wall IL, Great Wall TX and Great Wall VA are collectively referred to as the "Existing Working Capital Borrowers"), SUNFLOWER 2.0, LLC, a Kansas limited liability company ("Sunflower"), HF CHARLOTTE, LLC, a North Carolina limited liability company ("HF Charlotte"), T&G Group, LLC, a California limited liability company ("T&G Group"); Sunflower, HF Charlotte and T&G Group are collectively referred to herein as "New Working Capital Borrowers"; the Existing Working Capital Borrowers and New Working Capital Borrowers are collectively referred to herein as the "Working Capital Borrowers"), B & R REALTY, LLC, a California limited liability company ("Realty"), LUCKY REALTY, LLC, a California limited liability company ("Lucky"), GENSTAR REALTY, LLC, a California limited liability company ("Genstar"), MURRAY PROPERTIES, LLC, a Utah limited liability company ("Murray"), FORTUNE LIBERTY, LLC, a Utah limited liability company ("Fortune"), A & KIE, LLC, an Arizona limited liability company("A & Kie"), LENFA FOOD, LLC, a Colorado limited liability company ("Lenfa"), BIG SEA REALTY, LLC, a Washington limited liability company ("Big Sea"; Realty, Lucky, Genstar, Murray, Fortune, A & Kie, Lenfa and Big Sea are collectively referred to as the "Real Estate Borrowers"; the Working Capital Borrowers and the Real Estate Borrowers, each a "Borrower" and collectively, the "Borrowers"), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2022 (as amended, restated, supplemented or otherwise modified to date and from time to time, including hereby, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement);

WHEREAS, the Existing Working Capital Borrowers have informed Administrative Agent and Lenders that B&R has formed three new Subsidiaries, Sunflower, HF Charlotte and T&G Group, and Existing Borrowers desire to join each New Working Capital Borrower to the Credit Agreement as a "Borrower" thereunder; and
WHEREAS, the Borrowers have further requested that the Administrative Agent and Lenders agree to (i) increase the Aggregate Revolving Commitment from $100,000,000 to $125,000,000 (the "Fourth Amendment Revolving Commitment Increase"), (ii) join each New Working Capital Borrower as a “Borrower” under the Credit Agreement, (iii) amend the Credit Agreement in certain respects in connection with the Fourth Amendment Revolving Commitment Increase as specified herein, and (iv) amend the Credit Agreement in certain other respects, and the Administrative Agent and Lenders party hereto have agreed to such requests, in each case subject to the terms and conditions of this Amendment.
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Joinders.
(a)On the Fourth Amendment Closing Date, the Lenders party hereto hereby agree to purchase and sell from, or make inter-Lender transfers with, each other Lender (and will be deemed, without the taking of any further action, to have purchased and sold from, or made such transfer with, each other Lender) such portions of the Loans and Commitments as are necessary on the Fourth Amendment Closing Date so that, immediately after the effectiveness of this Amendment, and the completion of such purchases, sales and transfers, each Lender has the Loans and Commitments in the respective principal amounts as set forth on Commitment Schedule attached hereto as Exhibit A.  Each such purchase, sale or transfer shall be deemed made pursuant to and subject to the terms of an Assignment and Assumption in the form attached to the Credit Agreement as Exhibit A thereto. For the sake of clarity, all accrued but unpaid interest under the Credit Agreement immediately prior to the effectiveness of this Amendment shall be for the benefit of the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment.
(b)Pursuant to the Credit Agreement, each financial institution signing this Amendment as a "New Lender" as set forth on the signature pages hereto (collectively, the "New Lenders") hereby (i) acknowledges, agrees and confirms that, by its signature below, it hereby becomes a "Lender" under the Credit Agreement with the same force and effect as if originally named therein as a "Lender", (ii) agrees to all of the terms and provisions of the Credit Agreement applicable to it as a "Lender" thereunder and (iii) represents and warrants that the representations and warranties made by it as a "Lender" thereunder are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) on and as of the date hereof, even if such representations and warranties specifically refer to an earlier date. Each reference to a "Lender" in the Credit Agreement and any other Loan Documents shall from and after the Fourth Amendment Closing Date be deemed to include each New Lender.
(c)By executing this Amendment, each New Working Capital Borrower agrees that it shall (i) immediately and automatically become a party to the Credit Agreement (and each other Loan Document, as applicable) as a Working Capital Borrower, Borrower and Loan Party as if it were an original signatory thereto, (ii) be bound by all of the provisions of the Credit Agreement (and each other Loan Document, as applicable) applicable to such New Working Capital Borrower as a Working Capital Borrower, Borrower and a Loan Party as if it were an original signatory thereto, and (iii) be considered a Working Capital Borrower, Borrower and a Loan Party for all purposes of the Credit Agreement (and each other Loan Document, as applicable) and have the rights and all of the obligations of a Working Capital Borrower, a Borrower and a Loan Party thereunder. Each New Working Capital Borrower (w) confirms that it has received a copy of the Credit Agreement, together with copies of all other documents and information as it has deemed appropriate to make its own decision to enter into this Amendment, including without limitation the joinder to Credit Agreement set forth in this Section 1, (x) agrees that it will perform in accordance with all of the obligations and comply with all of the covenants that by the terms of the Credit Agreement and the other Loan Documents are required of it as a Working Capital Borrower, a Borrower and a Loan Party thereunder, (y) confirms that, after giving effect to the consummation of the transactions contemplated by this Amendment, the representations and warranties contained in the Credit Agreement and in any other Loan Document applicable to a Working Capital Borrower, a Borrower and a Loan Party are true and correct with respect to such New Working Capital Borrower with the same effect as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (z) authorizes Borrower Representative to act in such capacity on its behalf under the Credit Agreement and the other Loan Documents. Each party hereto hereby further acknowledges and agrees that after giving effect to this Section 1, each reference to "Working Capital Borrower", "Working Capital Borrowers", "Borrower", "Borrowers, "Loan Party" and "Loan Parties" in the Credit Agreement and other Loan Documents shall be deemed to include each New Working Capital Borrower.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below:
(a)The Credit Agreement is hereby amended to delete the ~~red stricken text~~ and to add the blue underlined text as set forth in the restated Credit Agreement attached as Exhibit A hereto.
(b)Schedules 3.05, 3.06, 3.12, 3.14, 3.15, 3.22, 6.01, 6.02, 6.04 and 6.10 to the Credit Agreement are hereby supplemented (as to New Working Capital Borrowers only) in the forms attached as Exhibit B hereto.
(c)The Commitment Schedule is hereby amended and restated in its entirety as attached hereto as Exhibit C.
3.Conditions to Effectiveness. The effectiveness of Section 2 of this Amendment is subject to the following conditions precedent:
(a)Administrative Agent shall have received a copy of (i) this Amendment executed by each Borrower, Administrative Agent and each Lender (including all New Lenders) and (ii) each of the items listed on the Closing Checklist attached hereto as Exhibit D;
(b)Administrative Agent shall have received all fees (including the fees set forth in the supplemental fee letter of even date herewith by and among Administrative Agent and the Borrowers), costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents (including reasonable fees and expenses of legal counsel to the extent invoiced on or prior to the date hereof); and
(c)immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.
4.Representations and Warranties. To induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each of the Borrowers, including each New Working Capital Borrower, hereby represents and warrants to Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; (ii) immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and (iii) immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. Notwithstanding the foregoing, with respect to the New Working Capital Borrowers exclusively, each representation and warranty set forth in Sections 3.05, 3.06, 3.12, 3.14, 3.15, 3.22, 6.01, 6.02, 6.04 and 6.10 of the Credit Agreement that references a schedule thereto is hereby (i) updated by referencing "the Fourth Amendment Effective Date" in lieu of each reference to "the Effective Date", "the date of this Agreement" or "the date hereof" and (ii) supplemented by referencing the applicable schedule attached hereto as Exhibit B, and after giving effect to such update, each such representation and warranty is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Fourth Amendment Effective Date.
5.[Reserved].
6.Release.
(a)In consideration of the agreements of Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself, each of its Subsidiaries, and each of its and their respective successors, assigns, and other legal representatives (each such Borrower and all such other Persons being hereafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and the Lenders, and each of their successors and assigns, and each of their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, other representatives (Administrative Agent and the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off and liabilities whatsoever, including claims for breach of contract, (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto; provided that nothing in this paragraph shall modify, amend, or terminate the Credit Agreement, any of the other Loan Documents, or any other contract or agreement to which a Releasor is a party or of which the Releasor is a beneficiary and further provided that nothing in this paragraph shall release, remise or discharge any Releasee from liability for future performance due under any such contracts or agreements or with respect to any demand deposit account.
(b)Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.References. Any reference to the Credit Agreement contained in any Loan Document or any other document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

9.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
10.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or any of the other Loan Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
11.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

A & KIE, LLC
B & L TRADING, LLC
B & R REALTY, LLC
B&R GLOBAL HOLDINGS, INC.
BIG SEA REALTY, LLC
CAPITAL TRADING, LLC
FORTUNE LIBERTY, LLC
GENSTAR REALTY, LLC
GREAT WALL SEAFOOD IL, L.L.C.
GREAT WALL SEAFOOD LA, LLC
GREAT WALL SEAFOOD TX, L.L.C.
GREAT WALL SEAFOOD VA, L.L.C.
HAN FENG, INC.
HF CHARLOTTE, LLC
HF FOODS GROUP INC.
KIRNLAND FOOD DISTRIBUTION, INC.
LENFA FOOD, LLC
LUCKY REALTY, LLC
MIN FOOD INC.
MONTEREY FOOD SERVICE, LLC
MOUNTAIN FOOD, LLC
MURRAY PROPERTIES, LLC
NEW SOUTHERN FOOD DISTRIBUTORS, INC.
R & C TRADING L.L.C.
RONGCHENG TRADING, LLC
SUNFLOWER 2.0, LLC
T&G GROUP, LLC
WIN WOO TRADING, LLC

By:
Name: Felix Lin
Title: Chief Executive Officer

Signature Page to Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By: Name: Title:

Signature Page to Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement

COMERICA BANK, as a Lender By: Name: Title:

Signature Page to Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement

NEW LENDER: WELLS FARGO BANK, N.A., as a Lender By: Name: Title:

Signature Page to Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement

EXHIBIT A
Amended Credit Agreement
[see attached]

EXHIBIT B
Supplemental Schedules
[see attached]

EXHIBIT C
Commitment Schedule

Lender	Revolving Commitment	Outstanding Term A Loan as of the Fourth Amendment Closing Date	Outstanding Term B Loan as of the Fourth Amendment Closing Date	Total Term Loan Outstanding as of the Fourth Amendment Closing Date	Total Commitment and Outstanding Loans as of the Fourth Amendment Closing Date
JPMorgan Chase Bank, N.A.	$ 75,000,000	$42,414,302.75	$27,438,005.67	$69,852,308.42	$144,852,308.42
Comerica Bank	$ 25,000,000	$18,556,257.25	$12,004,127.55	$30,560,384.80	$55,560,384.80
Wells Fargo Bank, N.A.	$ 25,000,000	$0.00	$0.00	$0.00	$25,000,000.00
Total	$125,000,000	$60,970,560.00	$39,442,133.22	$100,412,693.22	$225,412,693.22

EXHIBIT D
Closing Checklist
[see attached]